Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Alpha Architect 1-3 Month Box ETF (the “Fund”)
(a series of EA Series Trust)

Ticker Symbol: BOXX
Listed on Cboe BZX, Inc.

November 28, 2023

Supplement to the
Summary Prospectus dated November 21, 2022, as supplemented December 19, 2022 and the Prospectus dated November 21, 2022, as supplemented December 16, 2022
Effective as of November 28, 2023, the following information supplements and supersedes any contrary information contained in the Fund’s Summary Prospectus and Prospectus:
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee[1]	0.3949%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.3949%
Fees Waived and/or Reimbursed[1]	(0.20)%
Total Annual Fund Operating Expenses After Waiving and/or Reimbursing Expenses[2]	0.1949%
1The Adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), acquired fund fees and expenses, brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.1949% of the Fund’s average daily net assets. This agreement will remain in place until January 31, 2025 and may only be terminated by the Board of Trustees.
2Restated to reflect the Adviser’s contractual fee waiver effective November 28, 2023.
The “Example” table included in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example reflects the Fund’s contractual expense limitation agreement only for the term of the contractual expense limitation agreement. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$20	$85	$180	$459